Exhibit 10(g)

                                               Contract #: T1066F

                NORTHERN BORDER PIPELINE COMPANY
                 U.S. SHIPPERS SERVICE AGREEMENT


This Agreement (the "Service Agreement") is made and entered into at Omaha, Nebraska as of August 14, 1997, by and between NORTHERN BORDER PIPELINE COMPANY, hereinafter referred to as "Company" and NORTH SHORE GAS COMPANY, a(n) Illinois corporation, hereinafter referred to as "Shipper".

WHEREAS, Company's investors and lenders rely on Certificates of Public Convenience and Necessity granted by the Federal Energy Regulatory Commission and on the Tariff for the return of and the return on all funds invested in or loaned to the Company; and

WHEREAS, the transportation of natural gas shall be effectuated pursuant to Part 157 or Part 284 of the Federal Energy Regulatory
Commission's Regulations; and

WHEREAS, Company recognizes that it will be a condition to the initial effectiveness of this Service Agreement that, notwithstanding any other provision of the Tariff or this Service Agreement, the FERC and all other appropriate federal governmental authorities and/or agencies in the United States shall have issued, under terms and conditions acceptable to Shipper, all final nonappealable authorizations and certificates;

NOW THEREFORE, in consideration of their respective covenants and agreements hereinafter set out, the parties hereto covenant and agree as follows:

Article 1 - Basic Receipts

Shipper shall on each day beginning with Shipper's Billing Commencement Date, as defined in Section 1 of the General Terms and Conditions of Company's FERC Gas Tariff, be entitled to tender and, following tender, deliver to Company, at each of Shipper's Points of Receipt, a quantity of gas not in excess of the Daily Receipt Quantity for such Point of Receipt for such day, as defined in such Section 1, and Company shall, on such day, take receipt of the quantity of gas so tendered and delivered by Shipper at such Point of Receipt.

Article 2 - Excess Receipts

If Shipper shall desire to tender to Company on any day beginning with Shipper's Billing Commencement Date, at any of Shipper's Points of Receipt, a quantity of gas in excess of Shipper's Daily Receipt Quantity for such Point of Receipt for such day, it shall notify Company of such desire. If Company in its sole judgment, determines that it has available the necessary capacity to receive and transport all or any part of such excess quantity and make deliveries in respect thereof, and that the performance of Company's obligations to other Shippers under their Agreements will not be adversely affected thereby, Company may elect to receive from Shipper said excess quantity or part thereof, and shall so notify Shipper. Scheduling of Excess Receipts will be in accordance with Section 10 of the General Terms and Conditions.


                               -1-
                                               Contract #: T1066F

                NORTHERN BORDER PIPELINE COMPANY
                 U.S. SHIPPERS SERVICE AGREEMENT

Article 3 - Deliveries

Company shall deliver gas to Shipper at the Point(s) of Delivery and under the conditions specified in Exhibit A hereto and in accordance with Section 13 of the General Terms and Conditions.

Article 4 - Payments

Shipper shall make payments to Company in accordance with Rate
Schedules T-1 and OT-1 and the other applicable terms and provisions of this Service Agreement.

Article 5 - Change in Tariff Provisions

Upon notice to Shipper, Company shall have the right to file with the Federal Energy Regulatory Commission any changes in the terms of any of its Rate Schedules, General Terms and Conditions or Form of Service Agreement as Company may deem necessary, and to make such changes effective at such times as Company desires and is possible under applicable law. Shipper may protest any filed changes before the Federal Energy Regulatory Commission and exercise any other rights it may have with respect thereto.

Article 6 - Cancellation of Prior Agreements

When this Service Agreement becomes effective, it shall supersede, cancel and terminate the following Agreements:
-none-

Article 7 - Term

This  Service Agreement shall become effective upon its execution
and   shall  under  all  circumstances  continue  in  effect   in
accordance with the Tariff for ten (10) years after the Billing Commencement Date, defined herein as the later of November 1, 1998, or the in-service date of the facilities certificated for the construction and operation in a Federal Energy Regulatory Commission proceeding prosecuted by Company in reliance upon this Agreement, and shall continue in effect thereafter until extended or terminated in accordance with Section 5 of the Rate Schedule T-
1. Shipper shall give Company not less than six (6) months prior written notice of Shipper's intent to terminate this Service Agreement. Service rendered pursuant to this Service Agreement shall be abandoned upon termination of this Service Agreement.

This Service Agreement shall automatically terminate and be of no further force and effect unless Shipper shall furnish a proper security arrangement, in accordance with Subsection 9.1 of Rate Schedule T-1, to the Company within thirty (30) days after notice from the Company subsequent to the occurrence of any of the following events:



                               -2-
                                               Contract #: T1066F

                NORTHERN BORDER PIPELINE COMPANY
                 U.S. SHIPPERS SERVICE AGREEMENT

     The filing by Shipper or its parent of a voluntary petition in bankruptcy or the entry of a decree or order by a court having jurisdiction in the premises adjudging the Shipper as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Shipper under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Shipper or any substantial part of its property, or the ordering of the winding-up or liquidation of its affairs, with said order or decree continuing unstayed and in effect for a period of sixty (60) consecutive days.

     A failure by Shipper to pay in full the undisputed amount of any invoice rendered by Company shall continue for ten (10) days from the date payment is due.

Termination of this Service Agreement shall not relieve Company and Shipper of the obligation to correct any Receipt or Delivery Imbalances hereunder, or Shipper to pay money due hereunder to Company and shall be in addition to any other remedies that Company may have.

Article 8 - Applicable Law and Submission to Jurisdiction

This Service Agreement and Company's Tariff, and the rights and obligations of Company and Shipper thereunder are subject to all relevant United States lawful statutes, rules, regulations and orders of duly constituted authorities having jurisdiction. Subject to the foregoing, this Service Agreement shall be governed by and interpreted in accordance with the laws of the State of Nebraska. For purposes of legal proceedings, this Service Agreement shall be deemed to have been made in the State of Nebraska and to be performed there, and the Courts of that State shall have jurisdiction over all disputes which may arise under this Service Agreement, provided always that nothing herein contained shall prevent the Company from proceeding at its election against the Shipper in the Courts of any other state, Province or country.

At the Company's request, the Shipper shall irrevocably appoint an agent in Nebraska to receive, for it and on its behalf, service of process in connection with any judicial proceeding in Nebraska relating to this Service Agreement. Such service shall be deemed completed on delivery to such process agent (even if not forwarded to and received by the Shipper). If said agent ceases to act as a process agent within Nebraska on behalf of Shipper, the Shipper shall appoint a substitute process agent within Nebraska and deliver to the Company a copy of the new agent's acceptance of that appointment within 30 days.


                               -3-
                                               Contract #: T1066F

                NORTHERN BORDER PIPELINE COMPANY
                 U.S. SHIPPERS SERVICE AGREEMENT

Article 9 - Successors and Assigns

Any person which shall succeed by purchase, amalgamation, merger or consolidation to the properties, substantially as an entirety, of Shipper or of Company, as the case may be, and which shall assume all obligations under Shipper's Service Agreement of Shipper or Company, as the case may be, shall be entitled to the rights, and shall be subject to the obligations, of its predecessor under Shipper's Service Agreement. Either party to a Shipper's Service Agreement may pledge or charge the same under the provisions of any mortgage, deed of trust, indenture, security agreement or similar instrument which it has executed, or assign such Service Agreement to any affiliated Person (which for such purpose shall mean any person which controls, is under common control with or is controlled by such party). Nothing contained in this Article 9 shall, however, operate to release predecessor Shipper from its obligation under its Service Agreement unless Company shall, in its sole discretion, consent in writing to such release, which it shall not do unless it concludes that, on the basis of the facts available to it, such release is not likely to have a substantial adverse effect upon other Shippers or other Persons who may become liable to provide funds to Company to enable it to meet any of its obligations. Company shall not release any Shipper from its obligations under its Service Agreement without the written consent of the other Shippers unless: (a) such release is effected pursuant to an assignment of obligations by such Shipper, and the assumption thereof by the assignee, and the terms of such assignment and assumption render the obligations being assigned and assumed no more conditional and no less absolute than those at the time provided therein; and (b) such release is not likely to have a substantial adverse effect upon Company or the other Shippers. For the purposes hereof, and without limiting the generality of the foregoing, any release of any Shipper from its obligations under its Service Agreement shall be deemed likely to have a substantial adverse effect upon Company or the other Shippers if the assignee of such obligations has a credit standing which is not at least equal to the credit standing of the assignor of such obligations (credit standings in each case as reflected by the ratings on outstanding debt securities by Moody's Investors Service, Standard and Poor's Corporation or another rating service acceptable to all Shippers to the extent available or by other appropriate objective measures). Shipper shall, at Company's request, execute such instruments and take such other action as may be desirable to give effect to any such assignment of Company's rights under such Shipper's Service Agreement or to give effect to the right of a Person whom the Company has specified pursuant to Section 6 of the General Terms and Conditions of Company's FERC Gas Tariff as the Person to whom payment of amounts invoiced by Company shall be made; provided, however, that: (a) Shipper shall not be required to execute any such instruments or take any such other action the effect of which is to modify the respective rights and obligations of either Shipper or Company under this Service Agreement; and (b) Shipper shall be under no obligation at any time to determine the status or amount of any payments which may be due from Company to any Person whom the Company has specified pursuant to said
Section 6 as the Person to whom payment of amounts invoiced by Company shall be made.


                               -4-
                                               Contract #: T1066F

                NORTHERN BORDER PIPELINE COMPANY
                 U.S. SHIPPERS SERVICE AGREEMENT

Article 10 - Loss of Governmental Authority, Gas Supply,
Transportation or Market

Without limiting its other responsibilities and obligations under this Service Agreement, the Shipper acknowledges that it is responsible for obtaining and assumes the risk of loss of the following: (1) gas removal permits, (2) export and import licenses, (3) gas supply, (4) markets and (5) transportation upstream and downstream of the Company's pipeline system. Notwithstanding the loss of one of the items enumerated above, Shipper shall continue to be liable for payment to the Company of the transportation charges as provided for in this Service Agreement.

Article 11 - Other Operating Provisions

(This Article to be utilized when necessary to specify other operating provisions.)

Article 12  -  Exhibit A of Service Agreement, Rate Schedules and
          General Terms and Conditions

Company's Rate Schedules and General Terms and Conditions, which are on file with the Federal Energy Regulatory Commission and in effect, and Exhibit A hereto are all applicable to this Service Agreement and are hereby incorporated in, and made a part of, this Service Agreement. In the event that the terms and conditions herein are in conflict with the General Terms and Conditions in Company's FERC Gas Tariff, the terms and conditions of this Service Agreement are controlling.

IN WITNESS WHEREOF, The parties hereto have caused this Service
Agreement to be duly executed as of the day and year first set forth above.

ATTEST:                 NORTHERN BORDER PIPELINE COMPANY
                        By:  Northern Plains Natural Gas Company,
                             Operator


/s/ Eva Neufeld               By:  /s/ Robert A. Hill
Assistant Secretary
                              Title:  Vice President

ATTEST:                       NORTH SHORE GAS COMPANY

_________________________     By:  /s/ William E. Morrow

                              Title: Vice President



                               -5-
                                               Contract #: T1066F

                NORTHERN BORDER PIPELINE COMPANY
                 U.S. SHIPPERS SERVICE AGREEMENT


          EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT


Company:            NORTHERN BORDER PIPELINE COMPANY

Company's Address:  1111 South 103rd Street
                    Omaha, Nebraska 68124-1000

Shipper:            NORTH SHORE GAS COMPANY
                    Attn:  Mr. Roulando DeLara

Shipper's Address:  130 E. Randolph Dr., 22nd Floor
                    Chicago, IL 60601

                                  Maximum   Minimum   Maximum
               Role      Maximum   Receipt   Delivery  Receipt       Minimum
             (Notes     Quantity  Pressure  Pressure  Temperature  Temperature
Points       1 and 3)   (MCF/Day)   (PSIG)    (PSIG)    (F)        (F)


Harper, IA       RD       40,000     --         --        --          --
                 TP       40,000     --         --        --          --
                 PD       40,000     --        712        --          32
                 DD       40,000     --         --        --          --

Iowa City, IA    RD       40,000     --         --        --          --
(Secondary-      TP       40,000     --         --        --          --
Note 2)
                 PD       40,000     --        600        --          32
                 DD       40,000     --         --        --          --

Davenport, IA    RD       40,000     --         --        --          --
(Secondary-      TP       40,000     --         --        --          --
Note 2)
                 PD       40,000     --        650        --          32
                 DD       40,000     --         --        --          --

Prophetstown,IL  RD       40,000     --         --        --          --
(Secondary-      TP       40,000     --         --        --          --
Note 2)
                 PD       40,000     --        600        --          32
                 DD       40,000     --         --        --          --

Troy Grove,IL    RD       40,000     --         --        --          --
(Secondary-      TP       40,000     --         --        --          --
Note 2)
                 PD       40,000     --        750        --          32
                 DD       40,000     --         --        --          --


                               -6-
                                               Contract #: T1066F

                NORTHERN BORDER PIPELINE COMPANY
                 U.S. SHIPPERS SERVICE AGREEMENT


    EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT (continued)

                                  Maximum   Minimum   Maximum
               Role      Maximum   Receipt   Delivery  Receipt       Minimum
             (Notes     Quantity  Pressure  Pressure  Temperature  Temperature
Points       1 and 3)   (MCF/Day)   (PSIG)    (PSIG)    (F)        (F)

Minooka, IL    RD         40,000       --      --        --          --
(Secondary-    TP         40,000       --      --        --          --
Note2)
               PD         40,000       --      550       --          32
               DD         40,000       --      --        --          --

Channahon, IL  RD         40,000       --      --        --          --
(Secondary-    TP         40,000       --      --        --          --
Note 2)
               PD         40,000       --      850       --          32
               DD         40,000       --      --        --          --

Joliet, IL     RD         40,000       --      --        --          --
(Secondary-    TP         40,000       --      --        --          --
Note 2)
               PD         40,000       --      850       --          32
               DD         40,000       --      --        --          --

Manhattan, IL  RD         40,000       --      --        --          --
               TP         40,000       --      --        --          --
               PD         40,000       --      858       --          32
               DD         40,000       --      --        --          --

Total Maximum
Receipt Quantity          40,000 MCF




Note 1: The point role will be either PR for physical receipts, RD for receipt by displacement, TP for transfer points, PD for physical deliveries, and DD for delivery by displacement.

Note 2: Should nominations at secondary receipt and delivery points be received which exceed available capacity, volumes will be scheduled in accordance with Northern
        Border's nomination and scheduling procedures.





                               -7-
                                               Contract #: T1066F

                NORTHERN BORDER PIPELINE COMPANY
                 U.S. SHIPPERS SERVICE AGREEMENT


    EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT (continued)

Note 3:For receipt or delivery of gas by displacement, Company cannot and does not have an obligation to physically deliver or receive gas at these points. Volumes will be delivered or received at these point(s) only to the extent that corresponding equal or greater volumes are received or delivered by other parties at these points on the same day. These corresponding volumes will be used to displace volumes nominated for delivery or receipt by Shipper.

Note 4:Gas volumes which are nominated/scheduled at a sub primary receipt or delivery point(s) have priority over gas volumes of shipper utilizing such point on a corresponding basis as a secondary receipt or delivery point. Shipper's rights and obligations regarding the use of sub primary points are governed by Subsection 17.1 of the General Terms and Conditions of the Tariff.

This  Exhibit  A. is made and entered into as  of     August  14,
1997.      On the effective date designated by the Federal Energy
Regulatory Commission, it shall supersede the Exhibit A dated  as
of     N/A    .

The effective date of this Exhibit A is    August 14, 1997   .

ATTEST:                   NORTHERN BORDER PIPELINE COMPANY
                          By:  Northern Plains Natural Gas Company,
                               Operator

 /s/ Eva Neufeld              By:  /s/ Robert A. Hill
 Assistant Secretary

                              Title:  Vice President


ATTEST:                       NORTH SHORE GAS COMPANY

__________________________    By:  /s/ William E. Morrow


                              Title:  Vice President







                               -8-
                                                     Amendment #2
                                                            #2295

                AMENDMENT TO PRECEDENT AGREEMENT
                             BETWEEN
                NORTHERN BORDER PIPELINE COMPANY
                               AND
                     NORTH SHORE GAS COMPANY
                      DATED AUGUST 10, 1995

This Amendment is entered into as of this   15th   day of July,
1997, by and between NORTHERN BORDER PIPELINE COMPANY, and NORTH
SHORE GAS COMPANY,

The parties hereby agree as follows:

     Article 5(iii) of the Precedent Agreement concerning termination rights and required notice, shall be amended to read as follows:

               STRIKE "July 1, 1997" and substitute
                      "August 1, 1997"; and

               STRIKE "July 15, 1997" and substitute
                      "August 15, 1997"

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year set forth above.

                           NORTHERN BORDER PIPELINE COMPANY
                           By:  Northern Plains Natural Gas Company,
                                Operator

                           By:  /s/ Robert A. Hill

                           Title:  Vice President


ATTEST:                       NORTH SHORE GAS COMPANY
                               /s/ Thomas M. Patrick
 /s/ Thomas W. Harwig         By:  Thomas M. Patrick
 Assistant Secretary
                              Title:  Executive Vice President

ATTEST:

___________________________ By: ___________________________

                            Title:_________________________